Exhibit 99.1

KPMG LLP Suite 1500 550 South Hope Street Los Angeles, CA 90071-2629

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Prestige Financial Services, Inc. (the “Company”)

Wells Fargo Securities, LLC

J.P. Morgan Securities LLC

(together, the “Specified Parties”)

Re: Prestige Auto Receivables Trust 2020-1 – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “200831 PART 2020-1 $309 Stat Pool v2 FICO fix.xlsx” (the “Data File”), provided by the Company on September 25, 2020, containing certain information related to 17,841 retail installment sale contracts and security agreements secured by new and used automobiles, vans, and light duty trucks (collectively, the “Receivables”) as of August 31, 2020, which we were informed are intended to be included as collateral in the offering by Prestige Auto Receivables Trust

2020-1. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below, either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages were within $0.01 and 0.001%, respectively.

•

The term “Title Document” means the Notice of Security or Lien Filing, Application for Certificate of Title and Registration, Lien Receipt, Title Lien Statement, Electronic Title Copy, Certificate of Title, Notification of Lien, Receipt of Dealer Transaction, Title and Registration Receipt, or Request Report.

•

The term “Receivable File Documents” refers to any file containing some or all of the following documents: Installment Sale Contract, Title Document, Post Funding Correspondence, and/or screenshots from the Company’s servicing system (“Servicing System”). We make no representation regarding the validity or accuracy of these documents.

A.

We were instructed by the Company to select a random sample of 100 Receivables from the Data File (the “Selected Receivables”). A listing of the Selected Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Receivables we were instructed to randomly select from the Data File.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG

International Cooperative (“KPMG International”), a Swiss entity.

B.

At the request of the Specified Parties, for each of the Selected Receivables, we compared the specified attributes listed below as contained in the Data File to the corresponding information appearing on or derived from a copy of the applicable Receivable File Documents. The Specified Parties indicated that the absence of any of the Receivable File Documents listed below, or the inability to agree the indicated attributes from the Data File to the Receivable File Documents, utilizing instructions provided by the Company (as applicable), indicated below, for each of the specified attributes, constituted an exception. Where applicable, the Receivable File Documents are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File Documents / Instructions

Account Number	Servicing System

Borrower Last Name	Installment Sale Contract or Servicing System. In the event the borrower’s last name in the “Borrower Last Name” field stated in the Data File did not agree, the Company instructed us to compare the “Borrower Last Name” in the Data File to the co- borrower last name in the Installment Sale Contract or Servicing System.

Original Amount Financed	Installment Sale Contract

Original Interest Rate	Installment Sale Contract or Post Funding Correspondence

Current Interest Rate	Servicing System

Original Term	Installment Sale Contract

Payment Amount	Installment Sale Contract or Post Funding Correspondence

Obligor State	Installment Sale Contract or Servicing System

Vehicle Make	Installment Sale Contract

Model Year	Installment Sale Contract

New/Used Vehicle	Installment Sale Contract

Vehicle Identification Number (“VIN”)	Installment Sale Contract

C.	For each Selected Receivable, we were instructed by the Company to observe the presence of the following information in the Receivable File Documents:

•

Title Document—observe that the Company’s name appeared on the Title Document as the Lien Holder, the Owner, the Security Interest Holder, or the Secured Party. The Company informed us that the list of names for the Company attached hereto as Exhibit C were acceptable names for the Company.

The information regarding the Selected Receivables was found to be in agreement with the respective information contained in the Receivable File Documents, except as listed in Exhibit B. There were no conclusions that resulted from these procedures.

2

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information indicated in the Data File and Receivable File Documents, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Receivable File Documents which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer or that Notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties and is not intended to be and should not be used by any other person or entity, including investors and NRSRO’s, who are not identified in this report as Specified Parties, but who may have access to this report as required by law or regulation.

/s/KPMG LLP

Los Angeles, CA

September 30, 2020

3

Exhibit A

The Selected Receivables

Selected Receivable Number	Receivable ID	Selected Receivable Number	Receivable ID	Selected Receivable Number	Receivable ID
1	2020001	36	2020036	71	2020071
2	2020002	37	2020037	72	2020072
3	2020003	38	2020038	73	2020073
4	2020004	39	2020039	74	2020074
5	2020005	40	2020040	75	2020075
6	2020006	41	2020041	76	2020076
7	2020007	42	2020042	77	2020077
8	2020008	43	2020043	78	2020078
9	2020009	44	2020044	79	2020079
10	2020010	45	2020045	80	2020080
11	2020011	46	2020046	81	2020081
12	2020012	47	2020047	82	2020082
13	2020013	48	2020048	83	2020083
14	2020014	49	2020049	84	2020084
15	2020015	50	2020050	85	2020085
16	2020016	51	2020051	86	2020086
17	2020017	52	2020052	87	2020087
18	2020018	53	2020053	88	2020088
19	2020019	54	2020054	89	2020089
20	2020020	55	2020055	90	2020090
21	2020021	56	2020056	91	2020091
22	2020022	57	2020057	92	2020092
23	2020023	58	2020058	93	2020093
24	2020024	59	2020059	94	2020094
25	2020025	60	2020060	95	2020095
26	2020026	61	2020061	96	2020096
27	2020027	62	2020062	97	2020097
28	2020028	63	2020063	98	2020098
29	2020029	64	2020064	99	2020099
30	2020030	65	2020065	100	2020100
31	2020031	66	2020066
32	2020032	67	2020067
33	2020033	68	2020068
34	2020034	69	2020069
35	2020035	70	2020070

(*) The Company has assigned a unique seven digit Receivable Number to each Receivable in the Data File. The Receivable IDs referred to in this Exhibit are not the actual Receivable Numbers.

Exhibit B

Exception List

Selected Receivable Number	Receivable ID	Attribute	Per Data File	Per Receivable File Documents
36	2020036	Obligor State	FL	WI

Exhibit C

List of Acceptable Names for the Company

PFS PRESTIGE FINANCIAL SERVICES

PRESTIGE FINANCIAL

PRESTIGE FINANCIAL S

PRESTIGE FINANCIAL SERVICE

PRESTIGE FINANCIAL SERVICES

PRESTIGE FINANCIAL SERVICES INC

PRESTIGE FINANCIAL SRVS INC

PRESTIGE FINANCIAL SVCS INC